Exhibit 10.1

BACKSTOP AGREEMENT

This Backstop Agreement (this “Agreement”) is made as of [____________], 2020 by and among (i) Tenzing Acquisition Corp., a company incorporated in the British Virgin Islands (together with its successors, including after the Conversion (as defined below), the “Company”), (ii) Reviva Pharmaceuticals, Inc., a Delaware corporation (together with its successors, “Reviva”), and (iii) [________________________], a [jurisdiction and type of entity] (“Investor”), and is intended to set forth certain representations, covenants and agreements among the Company, Reviva and Investor with respect to the acquisition by Investor of an aggregate of [___________________] (together with any replacement shares of Common Stock (as defined bellow) after the Conversion, the “Subject Shares”) ordinary shares, no par value, of the Company (“Ordinary Shares”) through the open market and private transactions described in Section 3 hereof. The respective representations, warranties, covenants and agreements set forth herein are made in connection with the Company’s proposed business combination with Reviva pursuant to that certain Agreement and Plan of Merger, dated as of July 20, 2020 (as it may be amended, the “Merger Agreement”), by and among (A) the Company, (B) Tenzing Merger Subsidiary Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), (C) Tenzing LLC, a Delaware limited liability company (the “Sponsor”), in its capacity as the Purchaser Representative thereunder, (D) Laxminarayan Bhat, in the capacity as the Seller Representative thereunder, and (E) Reviva, pursuant to which Merger Agreement, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, (x) the Company will continue out of the British Virgin Islands and into the State of Delaware so as to re-domicile as and become a Delaware corporation (the “Conversion”), and (y) Merger Sub will merge with and into Reviva, with Reviva continuing as the surviving entity (the “Merger”), and as a result of which, all of the issued and outstanding capital stock of Reviva immediately prior to the consummation of the Merger shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the right to receive shares of common stock, par value $0.0001 per share, of the Company after the Conversion (“Common Stock”), and with outstanding options and warrants of Reviva being assumed by the Company, in each case, subject to the terms and conditions of the Merger Agreement (the Conversion, the Merger and the other transactions contemplated by the Merger Agreement, collectively, the “Reviva Transaction”). Certain capitalized terms used in this Agreement are defined in Section 18 below.

1. Transfer Restrictions. Investor covenants and agrees that until the earlier of (i) the Closing or (ii) the date on which the Merger Agreement is terminated in accordance with its terms, it shall not, and shall cause each of its Affiliate to not, without the Company’s and Reviva’s prior written consent, (i) offer for sale, sell (including short sales), transfer, tender, pledge, encumber, assign or otherwise dispose of (including by gift) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Subject Shares that it acquires; (ii) grant any proxies or powers of attorney with respect to any or all of the Subject Shares (other than as expressly contemplated by the definitive proxy statement for the Merger Meeting or any definitive proxy statement for any Company shareholder meeting for an Extension); (iii) permit to exist any lien of any nature whatsoever with respect to any or all of the Subject Shares; or (iv) take any action that would have the effect of preventing, impeding, interfering with or adversely affecting Investor’s ability to perform its obligations under this Agreement. Promptly following Investor’s acquisition of any Subject Shares, upon the Company’s written request, Investor will advise the Company’s transfer agent in writing the Subject Shares are subject to the restrictions set forth in this Agreement and, in connection therewith, provide the Company’s transfer agent in writing with such information as is reasonable to ensure compliance with such restrictions. Nothing contained in this Agreement shall be deemed to vest in the Company or Reviva any direct or indirect ownership or incidence of ownership of or with respect to any Subject Shares. If any Transfer is made or attempted contrary to the provisions of this Section 1, such purported Transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the applicable Subject Shares as one of its equity holders for any purpose. In order to enforce this Section 1, the Company may impose stop-transfer instructions with respect to Investor’s Subject Shares until the end of the period required by this Section this Section 1.

2. Non-Redemption of Ordinary Shares.

(a) Investor covenants and agrees that it shall, and shall cause each of its Affiliates to, waive and not exercise any rights that it may have to redeem or convert any Ordinary Shares that owns, including any Backstop Shares that it acquires under Section 3, in connection with the redemption conducted by the Company in accordance with the Company’s organizational documents and the IPO Prospectus (as defined below) in conjunction with the Reviva Transaction (the “Closing Redemption”).

(b) Investor further covenants and agrees that, in the event that prior to the Closing the Company seeks to amend its organizational documents to extend the date by which the Company must complete its Business Combination (as defined below) (an “Extension”), Investor shall, and shall cause each of its Affiliates to waive and not exercise any rights that it may have to redeem or convert any Ordinary Shares that it owns, including any Backstop Shares that it acquires under Section 3, in connection with the redemption conducted by the Company in accordance with the Company’s organizational documents and the IPO Prospectus in conjunction with such Extension (an “Extension Redemption”).

3. Backstop. Commencing on the date hereof and through 5:00 p.m. Eastern Time on the last date on which it may purchase Ordinary Shares (the “Market Deadline”) such that the settlement of such purchase shall occur on or before the record date for the special meeting of shareholders (the “Merger Meeting”) to be held by the Company to approve, among other things, the Merger Agreement and the Reviva Transaction, pursuant to a proxy statement to be filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Merger Meeting (as supplemented by definitive additional materials filed with SEC, the “Reviva Proxy Statement”), Investor shall (provided it is lawful to do so) use its best efforts to as promptly as practicable after the date hereof purchase the Subject Shares in the open market (“Open Market Shares”) or in privately negotiated transactions with third parties (“Private Purchase Shares” and, together with Open Market Shares, “Backstop Shares”). Between the Market Deadline and through 5:00 p.m. Eastern Time on the last date on which it may purchase Private Purchase Shares such that the settlement of such purchase shall occur on or before the close of business on the second (2nd) Business Day prior to the Merger Meeting (the “Private Deadline”), to the extent that Investor has not purchased all of the Subject Shares prior to the Market Deadline, Investor shall (provided it is lawful to do so) use its best efforts to purchase as promptly as practicable after such date Private Purchase Shares in an aggregate amount equal to the shortfall of Subject Shares that it failed to purchase prior to the Market Deadline, provided that Investor obtains from such third parties irrevocable proxies with respect to the Merger Meeting (and if applicable, any Company shareholder meeting for an Extension) and written waivers of their Closing Redemption rights (and any Extension Redemption rights, if applicable) with respect to such Private Purchase Shares. On the day immediately following each of the Market Deadline and the Private Deadline, and promptly at other times requested by the Company or Reviva from time to time, Investor shall (x) notify the Company and Reviva in writing of the number of aggregate Backstop Shares purchased from the date of this Agreement through such applicable date, and (y) provide the Company and Reviva, for all Backstop Shares acquired, all documentary evidence reasonably requested by or on behalf of the Company or Reviva to confirm that Investor has purchased such Backstop Shares and holds such Backstop Shares through the Merger Meeting and has not submitted any such Backstop Shares for the Closing Redemption or any Extension Redemption and has revoked any prior redemption elections with respect to such Backstop Shares.

4. Additional Share Issuance. The Company hereby agrees that for each full ten (10) Backstop Shares that are purchased by Investor on or prior to October 23, 2020, and that Investor holds without Transfer and does not redeem through the Closing, in each case, in accordance with the requirements of this Agreement, and subject to Investor’s compliance in all material respects with the other provisions of this Agreement and the consummation of the Closing, the Company shall, within ten (10) Business Days following the Closing, issue to Investor one (1) share of Common Stock (such share of Common Stock, an “Additional Share” and the Additional Shares collectively with the Backstop Shares, the “Shares”) (for the avoidance of doubt, with no fractional Additional Shares will be issued and any fractional Additional Shares will be rounded down to the nearest whole share).

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5. Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of Investor. Investor hereby represents, warrants and covenants to each of the Company and Reviva as follows:

(a) Investor will be purchasing the Subject Shares for its own account, not as a nominee or agent. Investor will not sell, assign or transfer any Subject Shares at any time in violation of the Securities Act, or applicable state securities laws. Investor acknowledges that the Additional Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Investor understands that the Additional Shares (i) have not been (and upon their sale will not be) registered under the Securities Act or any state securities laws, (ii) have been offered and will be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, and (iii) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings. Pursuant to the foregoing, Investor acknowledges that until such time as the resale of the Additional Shares have been registered under the Securities Act or may otherwise may be sold pursuant to an exemption from registration, any certificates representing any Additional Shares acquired by Investor shall bear a customary restrictive legend (and a stop-transfer order may be placed against transfer of any certificates evidencing such Additional Shares) reflecting such limitations in form and substance reasonably acceptable to the Company.

(b) Investor has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting Investor’s interest in connection with the acquisition of the Subject Shares. Investor understands that the acquisition of the Subject Shares is a speculative investment and involves substantial risks and that Investor could lose its entire investment. Further, the undersigned has (i) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (ii) carefully considered and understands all of the risks related to the Reviva Transaction, the Company, Reviva, any Extension, the Subject Shares and this Agreement. Acknowledging the very significant tax impact analysis and other analyses that is warranted in determining the consequences to it of purchasing and owning the Subject Shares, to the extent deemed necessary by Investor, Investor has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the foregoing, including purchasing and owning the Subject Shares. Investor has the ability to bear the economic risks of Investor’s investment in the Company, including a complete loss of the investment, and Investor has no need for liquidity in such investment.

(c) Investor has been furnished by or on behalf of the Company all information (or provided access to all information it reasonably requested) regarding the business and financial condition of the Company, Reviva, the expected plans for future business activities, and the merits and risks of an investment in the Subject Shares which Investor has reasonably requested or otherwise needs to evaluate the investment in the Subject Shares. Investor is in receipt of and has carefully read and understands the following items (collectively, the “Disclosure Documents”): (i) the final prospectus of the Company, dated as of August 20, 2018, and filed with the SEC on August 22, 2018 (File Nos. 333-226263 and 333-226952) (the “IPO Prospectus”); (ii) each filing made by the Company with the SEC following the filing of the IPO Prospectus through the date of this Agreement; (iii) the Merger Agreement, a copy of which has been filed by the Company with the SEC; and (iv) the investor presentation by the Company and Reviva, a copy of which has been furnished by the Company with the SEC. Investor understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the Closing. Investor acknowledges that neither the Company, nor Reviva, nor any of their respective Representatives has made or makes any representation or warranty to Investor in respect of the Company, Reviva, any Extension, the Reviva Transaction, the Subject Shares or this Agreement, other than the representations and warranties contained in this Agreement. In making its investment decision to acquire the Subject Shares, Investor is relying solely on investigations made by Investor and its Representatives.

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(d) Investor acknowledges that it has been advised that: (i) the Subject Shares have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company, and any representation to the contrary is a criminal offense; (ii) in making an investment decision, Investor must rely on its own examination of the Company, Reviva, the Reviva Transaction, any Extension and the Subject Shares, including the merits and risks involved, the Subject Shares have not been recommended by any federal or state securities commission or regulatory authority, and the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation (and any representation to the contrary is a criminal offense); (iii) any Additional Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investor is aware of the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Additional Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act.

(e) Investor further represents and warrants that it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and Investor has executed the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”) and shall provide to the Company and Reviva an updated Investor Questionnaire for any change in circumstances at any time on or prior to the Closing. As of the date of this Agreement, Investor and its Affiliates do not have, and during the thirty (30) day period prior to the date of this Agreement, Investor and its Affiliates have not, in a seller, transferor or other similar capacity, entered into, any “put equivalent position” as such term is defined in Rule 16a-1 of the Exchange Act or short sale positions with respect to the securities of the Company. In addition, Investor shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(f) Investor has the full legal right and power and all authority and approval required (i) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of Investor in connection with the acquisition of the Subject Shares, (ii) to delegate authority pursuant to power of attorney and (iii) to acquire and hold the Subject Shares. The signature of the person signing on behalf of Investor is binding upon Investor. Investor has not been formed for the specific purpose of acquiring the Subject Shares unless each beneficial owner of Investor is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification. If Investor is a retirement plan or is investing on behalf of a retirement plan, Investor acknowledges that investment in the Subject Shares poses additional risks including the inability to use losses generated by an investment in the Subject Shares to offset taxable income. This Agreement has been duly authorized, executed and delivered by Investor and constitutes a legal, valid and binding obligation of Investor enforceable against Investor in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

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(g) Investor understands and confirms that the Company and Reviva will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement. All representations and warranties provided to the Company or Reviva furnished by or on behalf of Investor, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Investor agrees to notify the Company and Reviva immediately upon the occurrence of any event that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein.

(h) Neither Investor nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, Affiliates or executive officers (collectively with Investor, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Investor has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of Subject Shares by Investor will not subject the Company to any Disqualification Event.

(i) Investor acknowledges that, in connection with the Conversion, the Company’s Ordinary Shares, including any Subject Shares acquired by Investor, will be converted into shares of Common Stock of the Delaware successor to the Company.

(j) Neither the Investor nor any of its respective directors, managers, officers or owners are the subject of any U.S. Sanctions Laws, including but not limited to any laws, regulations, executive orders, or other restrictions or prohibitions administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”). Neither the Investor nor any of its respective directors, managers, officers or owners are: (i) designated on any list of restricted parties maintained by the U.S. Government including, but not limited to, OFAC’s Specially Designated Nationals and Blocked Persons List, the list of Foreign Sanctions Evaders, or the Sectoral Sanctions Identifications List; the U.S. Department of Commerce’s Denied Persons List or Entity List; or the U.S. Department of State’s Debarred List; or (ii) located, organized, resident, or doing business in any country or territory that is, or whose government is, the subject of comprehensive territorial U.S. Sanctions Laws, including, without limitation Crimea, Cuba, Iran, North Korea, and Syria. To the extent required, the Investor maintains policies and procedures reasonably designed for the screening of its investors against U.S. Government restricted party lists, including the lists herein referenced. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Subject Shares were legally derived and will be and transferred in compliance with U.S. law.

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6. Waiver Against Trust. Investor hereby represents and warrants that it has read the IPO Prospectus, and understands that the Company has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment shares acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of the Company’s public shareholders (including overallotment shares acquired by the Company’s underwriters, the “Public Shareholders”), and that, except as otherwise described in the IPO Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their the Company shares in connection with the consummation of the Company’s initial business combination (as such term is used in the IPO Prospectus) (the “Business Combination”) or in connection with an extension of its deadline to consummate a Business Combination, (b) to the Public Shareholders if the Company fails to consummate a Business Combination within eighteen (18) months after the closing of the IPO, which has since been extended by amendment to the Company’s organizational documents to December 28, 2020, and is subject to further extension by additional amendments to the Company’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes or (d) to the Company after or concurrently with the consummation of a Business Combination. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Investor hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither Investor nor any of its Affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, this Agreement or any proposed or actual business relationship between Investor or its Representatives, on the one hand, and the Company or its Representatives, on the other hand, or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (collectively, the “Released Claims”). Investor on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims that Investor or any of its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with the Company or its Affiliates). Investor intends and understands such waiver to be valid, binding and enforceable against Investor and each of its Affiliates under applicable law. Notwithstanding the foregoing, this Section 6 shall not affect any rights of Investor or its Affiliates as a Public Shareholder to receive distributions from the Trust Account in its capacity as a Public Shareholder (but subject to the agreements of Investor in Section 2).

7. Registration Rights. In the event that the Company issues any Additional Shares at the Closing, the Company agrees that, within ninety (90) days after the Closing, it will file with the SEC (at its sole cost and expense) a registration statement registering the resale of the Additional Shares (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. The Company agrees that it will cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective until the earliest of (i) two years from the issuance of the Additional Shares, (ii) the date on which Investor ceases to hold the Additional Shares covered by such Registration Statement and (iii) the first date on which Investor can sell all of its Additional Shares under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold. Investor agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of the Additional Shares to the Company upon request to assist the Company in making the determination described above. The Company’s obligations to include the Additional Shares in the Registration Statement are contingent upon Investor furnishing in writing to the Company such information regarding Investor, the securities of the Company held by Investor and the intended method of disposition of the Additional Shares as shall be reasonably requested by the Company to effect the registration of the Additional Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. The Company may delay filing or suspend the use of any such registration statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that the Company shall use commercially reasonable efforts to make such registration statement available for the sale by Investor of such securities as soon as practicable thereafter. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Investor agrees that it will (i) immediately discontinue offers and sales of the Additional Shares under the Registration Statement until Investor receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from the Company that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by applicable law. If so directed by the Company, Investor will deliver to the Company or destroy all copies of the prospectus covering the Additional Shares in Investor’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Additional Shares shall not apply to (i) the extent that Investor is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

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8. Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

9. Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

10. Information; Confidentiality. Without limiting any pre-existing confidentiality obligations of Investor, Investor agrees that it will not, until the Closing, without the Company’s prior written consent, disclose to any other person or entity the nature, extent or fact that Investor is entering this Agreement or the terms and conditions hereof, or any information Investor may receive in connection with this Agreement (in each case to the extent the Company or its Representatives have communicated the confidentiality thereof) other than (a) pursuant to the order of any court or administrative agency or in any pending legal or administrative proceeding, or otherwise as required by applicable law or compulsory legal process (in which case Investor agrees, to the extent not prohibited by applicable law, to inform the Company promptly thereof prior to such disclosure and cooperate with any efforts by the Company to prevent or limit such disclosure), (b) to the extent that such information is or becomes publicly available other than by reason of disclosure by Investor or its Representatives in violation of this Agreement, or (c) to Investor’s Representatives who need to know such information and who are informed of the confidential nature of such information and are obligated to keep such information confidential. Investor will cause its Representatives to comply with the confidentiality provisions of this Agreement as fully as if they were a party hereto and will be responsible for a breach of the confidentiality provisions of this Agreement by any such Representatives. In addition, Investor shall not, for a period of six (6) months from the date hereof, make any public disclosure of the nature, extent or fact that Investor is entering this Agreement or the terms and conditions hereof, without the prior written consent of the Company. Notwithstanding the foregoing, Investor acknowledges that the Company may file a copy of this Agreement, along with a summary thereof, with the SEC.

11. Term. This Agreement and each party’s obligations hereunder shall terminate upon (a) the mutual written consent of the Company, Investor and Reviva or (b) the termination of the Merger Agreement in accordance with its terms; provided, that: (i) no termination of this Agreement will affect the liability of a party for any breach of this Agreement prior to termination; (ii) the provisions of Sections 6 and 9 through 20 of this Agreement will survive any termination of this Agreement and continue indefinitely, and (iii) the termination of this Agreement will not affect any confidentiality obligations of Investor to the Company or Reviva pursuant to any confidentiality agreements entered into by Investor prior to the date hereof.

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12. Notices. All notices, consents, waivers and other communications hereunder will be in writing and will be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one (1) Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address as shall be specified by like notice):

If to the Company at or prior to the Closing, to:

Tenzing Acquisition Corp.

250 W. 55th St., Suite 13D

New York, NY 10019

Attn: Rahul Nayar, CEO

Telephone No.: (212) 710-5220

Email: rnayar@shreecap.com

with a copy (which will not constitute notice) to:

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, USA
Attn: Barry I. Grossman, Esq.
          Matthew A. Gray, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: bigrossman@egsllp.com
            mgray@egsllp.com

If to Reviva prior to the Closing, to:

Reviva Pharmaceuticals, Inc.
19925 Stevens Creek Blvd., Suite 100
Cupertino, CA 95014
Attn: Laxminarayan Bhat
Facsimile No.: (408) 904.6270
Telephone No.: (408) 501-8881
Email: lbhat@revivapharma.com

with a copy (which will not constitute notice) to:

Lowenstein Sandler LLP
One Lowenstein Drive
Roseland, New Jersey 07068
Attn: Steven M. Skolnick, Esq.
Facsimile No.: (973) 597-2477
Telephone No.: (973) 597-2476
Email: sskolnick@lowenstein.com

If to the Company or Reviva after the Closing, to:

Reviva Pharmaceuticals Holdings, Inc.
19925 Stevens Creek Blvd., Suite 100
Cupertino, CA 95014
Attn: Laxminarayan Bhat
Facsimile No.: (408) 904.6270
Telephone No.: (408) 501-8881
Email: lbhat@revivapharma.com

with a copy (which will not constitute notice) to:

Lowenstein Sandler LLP
One Lowenstein Drive
Roseland, New Jersey 07068
Attn: Steven M. Skolnick, Esq.
Facsimile No.: (973) 597-2477
Telephone No.: (973) 597-2476
Email: sskolnick@lowenstein.com

and

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105, USA
Attn: Barry I. Grossman, Esq.
          Matthew A. Gray, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300
Email: bigrossman@egsllp.com
            mgray@egsllp.com

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If to the Investor, to:

Name: [___________________________________]
Address: [__________________________________]
[__________________________________________]
Attn: [______________]
Facsimile No.: [___________________]
Telephone No.: [____________________]
Email: [____________________________]

13. Entire Agreement; Amendments; Waiver. This Agreement, together with the exhibits hereto, constitutes the entire agreement of Investor, the Company and Reviva relating to the matters contained herein and therein, superseding all prior contracts or agreements, whether oral or written; provided, that the foregoing will not affect any confidentiality obligations of Investor to the Company or Reviva pursuant to any confidentiality agreements entered into by Investor prior to the date hereof. This Agreement may not be amended, modified or terminated except by an instrument in writing signed by the Company, Reviva and Investor. This Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of waiver is sought.

14. Assignment; Binding Effect. This Agreement shall not be assigned without the prior written consent of the Company, Reviva and Investor (not to be unreasonably withheld, delayed or conditioned), and any assignment without such consent shall be null and void ab initio. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns.

15. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles relating to conflict of laws. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Agreement, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other Proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 12. Nothing in this Section 15 shall affect the right of any party to serve legal process in any other manner permitted by law. Each party hereby knowingly, voluntarily and intentionally irrevocably waives the right to a trial by jury in respect to any litigation, dispute, claim, legal action or other legal proceeding based hereon, or arising out of, under, or in connection with, this Agreement.

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16. Specific Performance. Each party acknowledges that the rights of each party to consummate the transactions contemplated by this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable party in accordance with their specific terms or were otherwise breached. Accordingly, each party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

17. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

18. Certain Definitions. For the purposes of this Agreement, the following capitalized terms have the following meanings:

(a) “Affiliate” means affiliate as such term is defined in Rule 12b-2 under the Exchange Act (for the avoidance of doubt, any reference in this Agreement to an Affiliate of the Company prior to the Business Combination will include the Sponsor).

(b) “Business Day” means any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required by law to be closed, excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day.

(c) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(d) “Redemption Price” means an amount equal to the price at which each Ordinary Share (or after the Conversion, each share of Common Stock) is redeemed or converted pursuant to the Closing Redemption.

(e) “Representatives” means, with respect to any party, its Affiliates and the respective officers, directors, managers, employees, consultants, advisors, agents and other legal representatives of such party and its Affiliates.

(f) “Securities Act” means the U.S. Securities Act of 1933, as amended.

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19. Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “Dollars” or “$” means U.S. dollars. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

20. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

{Signature page follows}

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

The Company:

TENZING ACQUISITION CORP.

By:
	Name:	Rahul Nayar
	Title:	Chief Executive Officer

Reviva:

REVIVA PHARMACEUTICALS, INC.

By:
	Name:	Laxminarayan Bhat
	Title:	Founder, President and CEO

Investor:

[________________________________________]

By:
Name:
Title:

{Signature Page to Backstop Agreement}

Exhibit A

Investor Questionnaire

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED BACKSTOP AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF ORDINARY SHARES FROM THE COMPANY.

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY, REVIVA OR THEIR RESPECTIVE CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Backstop Agreement by and among Tenzing Acquisition Corp., a company incorporated in the British Virgin Islands (together with its successors, the “Company”), Reviva Pharmaceuticals, Inc., a Delaware corporation (together with its successors, “Reviva”), and [_______________________] (“Investor”).

(1) The undersigned Investor represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company reasonably deems necessary in order to verify the answers set forth below.

Category A ___

The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (except that a mortgage or other debt secured by your primary residence, up to the estimated fair market value of the primary residence as of the Closing, shall not be included as a liability, provided that if the amount of such indebtedness outstanding as of the Closing exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence as of the Closing shall be included as a liability.

Category B ___	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company.

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Category D ___

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

___________________________________________________________________

___________________________________________________________________

Category E ___	The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

___________________________________________________________________

___________________________________________________________________

Category F ___

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or any organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Additional Shares and with total assets in excess of $5,000,000. (describe entity)

___________________________________________________________________

___________________________________________________________________

Category G ___

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Additional Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

___________________________________________________________________

___________________________________________________________________

Category H ___

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)

___________________________________________________________________

___________________________________________________________________

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

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(2) Suitability (please answer each question)

(a)	Are you familiar with the risk aspects and the non-liquidity of investments such as the Additional Shares for which you seek to acquire?

YES _____     NO _____

(b)	Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES _____     NO _____

(3) Manner in which title is to be held: (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

(4) Are you a U.S. person (as defined in the Securities Act)?

YES _____     NO _____

(5) FINRA Affiliation.

Are you affiliated or associated with a member of FINRA (please check one):

YES _____     NO _____

If Yes, please describe:

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

*If subscriber is a Registered Representative with a member of FINRA, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA firm acknowledges receipt of the notice required by the Conduct Rules of FINRA.

Name of NASD Member Firm

By:
Authorized Officer

Date:

{Remainder of page intentionally left blank}

A-3

The undersigned Investor is informed of the significance to the Company and Reviva of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that the Company and Reviva will rely on them. The undersigned Investor represents and warrants to the Company and Reviva that the information in this Investor Questionnaire is true, complete and accurate and may be relied upon by the Company and Reviva. The undersigned Investor understands that a false representation may constitute a violation of law, and that any person or entity who suffers damage as a result of a false representation may have a claim against Investor for damages.

[_________________________________]

By:
Name:
Title:

Date:

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